Exhibit 99.1

PRESS RELEASE

AnalogicTech Announces Date of Annual Meeting of Stockholders

Santa Clara, CA – June 21, 2011 – Advanced Analogic Technologies, Inc. (the “Company”) (Nasdaq: AATI), today announced that the Company’s Annual Meeting of Stockholders will be held on September 28, 2011, at 1:30 p.m. local time, at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304. Separately, the Company is currently scheduling a date for a Special Meeting of Stockholders to consider and vote on, among other things, a proposal to adopt the Agreement and Plan of Merger, dated as of May 26, 2011, by and among Skyworks Solutions, Inc., PowerCo Acquisition Corp., a wholly owned subsidiary of Skyworks Solutions, Inc., and the Company, and to approve the merger contemplated thereby.

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For More Information

Investor Contacts:

Lisa Laukkanen

The Blueshirt Group

415-217-4967

About Advanced Analogic Technologies, Inc.:

Advanced Analogic Technologies Incorporated (AATI), or AnalogicTech, develops advanced semiconductor system solutions that play a key role in the continuing evolution of feature-rich, energy efficient electronic devices. The company focuses on addressing the application-specific power management needs of consumer devices such as mobile handsets, digital cameras, tablets, notebooks, TV and LCD displays as well as devices in a broad range of industrial, medical and telecom applications. AATI also licenses device, process, package, and application-related technologies. Headquartered in Silicon Valley, AATI has design centers in Santa Clara and Shanghai, and Asia-based operations and logistics. For more information, please visit www.analogictech.com.

Safe Harbor Statement

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed merger, satisfaction of closing conditions precedent to the consummation of the proposed merger, the ability of Skyworks Solutions, Inc. (“Skyworks”) to successfully integrate AATI’s operations and employees, the ability to yield benefits for customers and employees, expected timing of closing the merger, the ability of the combined company to address AATI’s customer’s demands, expected growth of the analog market, the complementary nature of the two companies’ products, Skyworks’ revenue growth and other financial metrics, and such other risks as identified in AATI’s most recent Annual Report on Form 10-K, as amended, and subsequent Quarterly Reports on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Any statements that are not statements of historical fact (including statements containing the words “believes,” “should,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. AATI assumes no obligation to update any forward-looking statement contained in this document.

Additional Information and Where to Find It

Skyworks filed a Registration Statement on Form S-4 containing a Preliminary Proxy Statement/Prospectus and other documents concerning the proposed merger with the Securities and Exchange Commission (“SEC”) and also plans to file with the SEC a Registration Statement on Form S-8 in connection with the transaction and AATI plans to file with the SEC and mail to its stockholders a definitive Proxy Statement/Prospectus in connection with the transaction. The Registration Statements and the Proxy Statement/Prospectus contain (or will contain when each becomes available) important information about Skyworks, AATI, the transaction and related matters. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS AND PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN EACH BECOMES AVAILABLE. Investors and security holders may currently obtain a copy of the Registration Statement on Form S-4 and Preliminary Proxy Statement/Prospectus and will be able to obtain free copies of the Registration Statements and the definitive Proxy Statement/Prospectus (when each becomes available) and other documents filed with the SEC by Skyworks and AATI through the website maintained by the SEC at http://www.sec.gov. In addition, investors and security holders may also obtain free copies of the Registration Statements and Proxy Statement/Prospectus from Skyworks by contacting Skyworks’ Investor Relations at (949) 231-4700, or by accessing Skyworks’ investor relations website at http://www.skyworksinc.com; or from AATI by contacting AATI’s Investor Relations at The Blueshirt Group, Lisa Laukkanen, at (415) 217-4967 or by accessing AATI’s investor relations website at http://www.analogictech.com.

Participants in the Solicitation

Skyworks and AATI, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information about the directors and executive officers of Skyworks and AATI are set forth in Skyworks’ and AATI’s most recent Form 10-K/A, which were filed with the SEC on January 31, 2011 and May 2, 2011, respectively, as well as Skyworks’ proxy statement dated, and filed with the SEC on, April 7, 2011. Investors may obtain additional information regarding the interest of Skyworks and its directors and officers, and AATI and its directors and executive officers in the proposed transaction, by reading the Registration Statements and Proxy Statement/Prospectus regarding the transaction when each becomes available.